Exhibit 99.2

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2004

                                                            Wireless Age       mmwave
                                                           Communications   Technologies    Pro-forma
                                                                Inc.            Inc.       Adjustments    Pro-forma
                                                           --------------   ------------   -----------   ----------
Product
   Sales - product                                           12,600,027       8,592,532         --       21,192,559
   Cost of sales - product                                   10,193,366       6,226,585         --       16,419,951
                                                             ----------       ---------        ---       ----------
Gross profit - product                                        2,406,661       2,365,947         --        4,772,608
Commissions, residuals and royalties                          2,609,134              --         --        2,609,134
                                                             ----------       ---------        ---       ----------

Gross profit                                                  5,015,795       2,365,947         --        7,381,742
Selling and administrative expenses                           5,072,689       2,173,069         --        7,245,758
                                                             ----------       ---------        ---       ----------

Earnings from operations                                        (56,894)        192,878         --          135,984
Amortization                                                    239,312          54,615         --          293,927
Interest expense                                                102,076              --         --          102,076
                                                             ----------       ---------        ---       ----------

Loss before under-noted items                                  (398,282)        138,263         --         (260,019)
Other expenses
   Foreign exchange losses (gains)                              (57,153)        (20,657)        --          (77,810)
   Non-operating interest expense, net                          131,580              --         --          131,580
   Loss on investments                                          138,572              --         --          138,572
   Writedown of goodwill and intangible assets                1,216,146              --         --        1,216,146
   Loss on termination of acquisition costs                     179,635              --         --          179,635
                                                             ----------       ---------        ---       ----------
                                                              1,608,780         (20,657)        --        1,588,123
                                                             ----------       ---------        ---       ----------

Loss before share of loss in equity accounted investment
   and non-controlling interest                              (2,007,062)        158,920         --       (1,848,142)
Share of loss of equity accounted investment                     34,775              --         --           34,775
                                                             ----------       ---------        ---       ----------

Loss before non-controlling interest                         (2,041,837)        158,920         --       (1,882,917)
Non-controlling interest                                         (1,535)             --         --           (1,535)
                                                             ----------       ---------        ---       ----------

Loss before income taxes                                     (2,043,372)        158,920         --       (1,884,452)
Income taxes                                                         --          36,462         --           36,462
                                                             ----------       ---------        ---       ----------

Loss for the year                                            (2,043,372)        122,458         --       (1,920,914)
                                                             ==========       =========        ===       ==========

Loss per share                                                    (0.09)           0.03                       (0.07)
                                                             ==========       =========        ===       ==========
Weighted average number of common shares outstanding         21,776,481       4,500,000                  26,276,481
                                                             ==========       =========        ===       ==========


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

WIRELESS AGE COMMUNICATIONS, INC.
PRO-FORMA INCOME STATEMENT
FOR THE THREE MONTH PERIOD ENDED March 31, 2005

                                                            Wireless Age       mmwave
                                                           Communications   Technologies    Pro-forma
                                                                 Inc.            Inc.      Adjustments    Pro-forma
                                                           --------------   ------------   -----------   ----------
Product
   Sales - product                                            3,214,715        694,246          --        3,908,961
   Cost of sales - product                                    2,532,856        629,859          --        3,162,715
                                                             ----------      ---------         ---       ----------
Gross profit - product                                          681,859         64,387          --          746,246
Commissions, residuals and royalties                            776,844         93,331          --          870,175
                                                             ----------      ---------         ---       ----------

Gross profit                                                  1,458,703        157,718          --        1,616,421
Selling and administrative expenses                           1,242,158        359,509          --        1,601,667
                                                             ----------      ---------         ---       ----------

Earnings from operations                                        216,545       (201,791)         --           14,754
Amortization                                                     60,107          4,794          --           64,901
Interest expense                                                  1,737          4,562          --            6,299
                                                             ----------      ---------         ---       ----------

Loss before under-noted items                                   154,701       (211,147)         --          (56,446)
Other expenses
   Foreign exchange losses                                        6,302         22,269          --           28,571
                                                             ----------      ---------         ---       ----------

Loss before share of loss in equity accounted investment
   and non-controlling interest                                 148,399       (233,416)         --          (85,017)
Share of loss of equity accounted investment                    (41,055)            --          --          (41,055)
                                                             ----------      ---------         ---       ----------

Net income (loss) for the year                                  107,344       (233,416)         --         (126,072)
                                                             ==========      =========         ===       ==========
Loss per share                                                    0.004         (0.052)                      (0.004)
                                                             ==========      =========         ===       ==========
Weighted average number of common shares outstanding         24,500,879      4,500,000                   28,250,879
                                                             ==========      =========         ===       ==========


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

WIRELESS AGE COMMUNICATIONS, INC.
NOTES TO THE PRO-FORMA FINANCIAL STATEMENTS
DECEMBER 31, 2004 and MARCH 31, 2005

Note 1   BASIS OF PRESENTATION

         The accompanying pro-forma financial statements give effect to the acquisition of mmWave Technologies Inc. ("mmwave") by Wireless Age Communications, Inc. ("Wireless") on March 4, 2005.

         The unaudited pro-forma financial statements of Wireless included herein have been prepared by management of Wireless in accordance with the generally accepted accounting principles of the United States of America. They have been prepared from information derived from the March 31, 2005 (unaudited) and December 31, 2004 (audited) financial statements of Wireless and the February 28, 2005 (unaudited) and December 31, 2004 (audited) financial statements of mmwave, together with other information available to the corporations. In the opinion of management of Wireless, these unaudited pro-forma financial statements include all the adjustments necessary for fair presentation of the acquisition of mmwave by Wireless as described below.

         The unaudited pro-forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Wireless and mmwave referred to above and included elsewhere in this Form 8-K/A. The Wireless unaudited pro-forma balance sheet has not been provided since this transaction occurred on March 4, 2005 and the acquisition has been recorded in the March 31, 2005 10QSB previously filed. The unaudited pro-forma financial statements of operations gives the effect to the acquisition of mmwave as if it had occurred at the start of the fiscal period beginning on January 1, 2004. These unaudited pro-forma financial statements are not necessarily indicative of the financial position or results of operations, which would have resulted if the combination and related transactions had actually occurred on those dates.

         Mmwave is a Canadian company. The financial statements of mmwave were prepared in accordance with Canadian generally accepted accounting principles and do not contain any significant differences from financial statements had they been prepared using generally accepted accounting principles from the United States.

         The financial statements of mmwave have been converted from Canadian dollars ("CDN") to United States dollars ("US") as follows:

         o Revenue and expenses for the one year period ended December 31, 2004 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.773389 US.


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

         o Revenue and expenses for the three month period ended March 31, 2005 at the average rate of exchange in effect for the period of one Canadian dollar equals $0.822301 US.

Note 2   BUSINESS ACQUISITIONS

         MMWAVE DISTRIBUTORS LTD.

         On March 4, 2005, Wireless acquired all of the issued and outstanding common shares of mmwave. Wireless entered into a share exchange agreement with the shareholders of mmwave whereby Wireless acquired the outstanding common shares of mmwave in exchange for 4,500,000 common shares of Wireless.

         The business combination is accounted for using the purchase method. The fair value of the assets and liabilities acquired are as follows:

         Current assets                                               2,430,446
         Capital assets                                                 108,357
         Intangible assets and goodwill                               1,226,174
         Current liabilities                                         (2,136,877)
                                                                     ----------
         Net assets acquired at fair values                           1,628,100
                                                                     ==========

         Total consideration:
         4,500,000 common shares of the Company                       1,628,100
                                                                     ==========

         The excess of purchase price over net assets acquired has been allocated to goodwill.

Note 3   PRO-FORMA ADJUSTMENTS

         The unaudited pro-forma financial statements do not contain any pro-forma adjustments since no inter-company or similar transactions occurred during the period.

Note 4   PRO-FORMA BASIC AND DILUTED EARNINGS (LOSS) PER SHARE

         Pro-forma basic and diluted earnings (loss) per share has been calculated using the historical weighted average number of shares previously reported and amended as if the pro-forma common shares of Wireless issued pursuant to the acquisition have been outstanding since the beginning of the periods. Diluted earnings per share include potentially dilutive effect of outstanding common stock options and warrants which are convertible to common shares.


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